UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 24, 2003







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
Commission         Registrant, State of Incorporation,    I.R.S. Employer
File Number        Address and Telephone Number           Identification No.



1-14768            NSTAR                                  04-3466300
                   800 Boylston Street
                   Boston, Massachusetts 02199
                   Telephone (617) 424-2000

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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Furnished herewith as Exhibit 99.1 is NSTAR's press release regarding the second quarter of 2003 financial results.

Filed herewith as Exhibit 99.2 are Condensed Consolidated
Statements of Income for the quarters ended June 30, 2003 and 2002, Condensed Consolidated Balance Sheets at June 30, 2003 and
December 31, 2002 and second quarter energy sales data for NSTAR.

Item 9.  Regulation FD Disclosure

On July 24, 2003, NSTAR issued a press release reporting its second quarter of 2003 financial results that is attached to this Form 8-K as Exhibit 99.1. This information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.







                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



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                                                    NSTAR
                                                 (Registrant)




Date: July 24, 2003                By:    /s/ R. J. WEAFER, JR
                                          Robert J. Weafer, Jr.
                                          Vice President, Controller
                                          and Chief Accounting Officer

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